SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   March 29, 2011

BALQON CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	000-52337 (Commission File Number)	33-0989901 (IRS Employer Identification No.)

1420 240th Street, Harbor City, California	90710
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (310) 326-3056

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information in Item 4.02 below with respect to the registrant’s results of operations or financial condition for completed quarterly period is incorporated herein by reference.

ITEM 4.02.	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On March 29, 2011, the management of Balqon Corporation (the “Company”) concluded, with the concurrence of the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), that the Company’s financial statements for the three and nine months ended September 30, 2010 should no longer be relied upon because of accounting errors contained in those financial statements relating to the amount of the deferred offering costs and the value of the derivative liability created upon the issuance of the Company’s 10% Senior Secured Convertible Debentures (the “Debentures”) and accompanying warrants during the quarter ended September 30, 2010 (collectively, the “Financing Transactions”).  As a result of these errors, the Company will prepare an amendment (the “Amendment”) to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 to include restated financial statements for the three and nine months ended September 30, 2010.  As a result of correcting these errors, the Company expects the net loss for the nine months ended September 30, 2010 that will be reported in the Amendment will be $3,049,931, which is $1,736,069 less than the $4,786,000 net loss that was initially reported by the Company.

In connection with the Financing Transactions, the Company (i) sold to 20 accredited investors an aggregate of $575,000 of Debentures which were initially convertible into an aggregate of 766,667 shares of the Company’s common stock at a conversion price of $0.75 per share, subject to adjustment, (ii) issued warrants to purchase an aggregate of 575,000 shares of the Company’s common stock at an initial exercise price of $0.75 per share, subject to adjustment, to the investors, (iii) paid placement agent and legal fees of $63,250 and $100,000, respectively, and (iv) issued five-year placement agent warrants to purchase an aggregate of 46,000 shares of the Company’s common stock at an initial exercise price of $0.75 per share.

Each of the Debentures and warrants includes anti-dilution provisions that allow for the automatic reset of the conversion or exercise price upon any future sale of common stock instruments at or below the current conversion or exercise price of the Debentures or warrants, as the case maybe.  The Company considered the current Financial Accounting Standards Board guidance of “Determining Whether an Instrument Indexed to an Entity’s Own Stock” and determined that the conversion price of the Debentures and the exercise price of the warrants are not a fixed amount because they are subject to fluctuation based on the occurrence of future offerings or events.  As a result, the Company concluded that the conversion features and the warrants are not considered indexed to the Company’s own stock and characterized the fair value of the warrants as derivative liabilities upon issuance.

In accordance with relevant accounting guidelines, the Company determined that the derivative liability created upon the issuance of the Debentures and the warrants was $2,584,240 in the aggregate (“Initial Aggregate Value”).  The Initial Aggregate Value exceeded the $575,000 face value of the Debentures by $2,009,240 (“Excess Amount”), which Excess Amount was considered as a cost of the Financing Transactions.  The Company recorded the Initial Aggregate Value as a derivative liability. As of September 30, 2010, the Company determined the value of this liability to be $2,594,546. Further, as of September 30, 2010, the Company deferred $163,250 of expenses related to this Financing Transaction (consisting of placement agent fees of $63,250 and legal fees of $100,000).

In preparation for the Company’s annual independent audit of its financial statements for the year ended December 31, 2010, the Company engaged an independent valuation firm to value the derivative liabilities created upon the issuance of the Debentures and warrants.  The independent valuation firm determined different values for certain of the assumptions initially used by the Company. Based on the preliminary results from the independent valuation firm, the Company believes that the restated initial aggregate value of the derivative liabilities created upon the issuance of the Debentures and warrants in the Financing Transactions (including the warrants issued to the placement agent) will be $771,654, which amount represents a reduction of $1,812,586 from the initial aggregate value determined by the Company.  As of September 30, 2010, the derivative liability will be $713,018, a reduction of $1,881,531 from the initial value determined by the Company.  Additionally, the Company has concluded, after further review of relevant accounting literature and consultation with its independent registered public accounting firm, that the costs of the Financing Transactions should have been expensed rather than amortized to other expense over the lifetime of the Debentures. As such, the Company will restate its financial statements for the three and nine months ended September 30, 2010 to correct this error.

The Company anticipates that the restatements related to the amount of the deferred offering costs and the value of the derivative liabilities created upon the issuance of the Debentures and warrants will reduce the net loss for the three and nine months ended September 30, 2010, by $1,736,069 to $3,049,931.  Because the independent valuation firm has not finalized its valuation, the Company’s restated financial statements for the three and nine months ended September 30, 2010 have not been finalized and the information noted in this report is subject to change.

The Company expects to file the Amendment demonstrating the adjustments described in this report as soon as practicable.  However, because the timing of the restatement process is subject to the completion of, among other things, the Company’s accounting review and audit processes, there can be no assurance as to the actual filing date of the restated financial results.

The Audit Committee and management of the Company have discussed the matters disclosed in this Current Report on Form 8-K with the Company’s independent registered public accounting firm, Weinberg & Company, LLP.

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934.  All statements included in this Current Report on Form 8-K that address activities, events or developments that the Company expects, believes or anticipates, will or may occur in the future are forward-looking statements. Forward-looking statements can be identified by such forward-looking terminology as “expects,” “intends,” “anticipates,” “believes,” “seeks,” “estimates,” and words or phrases of similar import.  With the exception of historical information, the matters discussed in this report, including without limitation, the actual types and amounts of adjustments to be made to the Company’s financial statements and the timing of the preparation and filing of an amended periodic report, are forward-looking statements.  Forward-looking statements are subject to many risks and uncertainties that could cause the Company's actual results to differ materially from any future results expressed or implied by the forward-looking statements.  All of these statements are subject to risks and uncertainties that may cause the statements to be inaccurate. These risks and uncertainties include, but are not limited to, those resulting from other accounting adjustments that may result from review of the Company’s financial statements for the periods in question; the timing of the completion of the independent valuation firm’s report; the Company’s ability to timely file amended periodic reports reflecting its restated financial statements; the ramifications of the Company’s potential inability to timely file required reports, including potential inability of the Company’s common stock to trade on the OTC Bulletin Board; potential claims and proceedings relating to such matters, including stockholder litigation and action by the Securities and Exchange Commission (“Commission”), U.S. Attorney's Office or other governmental agencies and negative tax or other implications for the Company resulting from the accounting adjustments.  In addition, investors should also review the factors contained in the “Risk Factors” section of the Company’s Form 10-K filed with the Commission on March 31, 2009. The Company undertakes no obligation to update, and does not have a policy of updating or revising, these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALQON CORPORATION

Date: April 1, 2011	By: /s/BALWINDER SAMRA
Balwinder Samra, President and
Chief Executive Office

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